SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      September 21, 2000


                             Salient Cybertech, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-28772                    35-1990559
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


     1999 Lincoln Drive, Suite 202, Sarasota, Florida             34236
       (Address of principal executive offices)                 (Zip code)

                                  (941) 953-6168
                          (Registrant's telephone number,
                                including area code)

ITEM 6.  TERMINATION OF CONSULTING AGREEMENT.

  On Friday September 15, 2000, the Company agreed to a terminate the Consulting Agreement entered into on January 24, 2000 with Marc Sporn,
Alan Sporn, C. K. Tam, and William Weisman, as amended. The parties agreed that the Consultants could not provide the Company with the level of service it required. The Consultants feel they are due compensation for work done to date, above and beyond the original compensation given them. The Company wished to resolve this issue without taxing its fiscal resources. The result of the negotiations was the Amendment to the Consulting Agreement originally executed on January 24, 2000.

  Attached is the amendment severing all relationships between the consultants and Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

B.       Exhibits

99.1     Consulting Services Amendment Agreement

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 15, 2000

                                     Salient Cybertech, Inc.


                                     By: /s/Paul Sloan
                                        --------------------------------
                                         Paul Sloan, President
                                         and Director

Exhibit 99.1

Consulting Services Amending Agreement

	THIS AMENDING AGREEMENT (the "Agreement"), dated September 15, 2000 being an amendment to the original Consulting Agreement dated the 24th day of January, 2000, is made and entered into by and between SALIENT CYBERTECH, INC. (hereinafter referred to as "SCI"), a Public Company incorporated pursuant to the laws of Delaware, OF THE FIRST PART, and Marc Sporn, Alan Sporn, C. K. Tam, and William Weisman (hereinafter collectively referred to as "Consultant"), OF THE SECOND PART.

P R E A M B L E :

	WHEREAS, SCI desires to terminate its relationship with the Consultant; and

WHEREAS the Consultant has agreed to accept the termination;

	NOW, THEREFORE, in consideration for the Consultant's agreement to render the hereinafter described services, as well as of the premises, the sum of TEN ($10) DOLLARS, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

WITNESSETH:

ARTICLE ONE

CONSULTANT SERVICES

1.1	The Consultant has performed the following services for SCI:

(a)	Consultant provided financial advisory services, investment banking services, and financing services generally to SCI, and specifically, without restricting the generality of the foregoing, advised SCI on matters concerning the different modes of raising working capital and funds for expansion, and modes for the acquisition of its current subsidiaries.

(b)	Consultant has worked with SCI to further develop its management structure and its Board of Directors, and helped develop and plan its strategy in acquiring companies that melded with SCI's development plans. Consultant has also reviewed all expansion plans, including expansion by takeover, and commented on the desirability and feasibility of the said plans, and helped develop plans of action for SCI's general plans for expansion as required.

ARTICLE TWO

FEES, EXPENSES, AND TERMINATION

2.1	Fees

(a) The parties have agreed to pay Consultant a termination fee of 500,000 free trading shares, said shares shall be delivered within 7 working days of the execution of this agreement. The said shares shall be issued to each consultant on a pari passu basis. This payment is in lieu of any monetary settlement, taking into account the ability of SCI to pay any settlement in a timely manner, and taking into account the costs of any protracted settlement dispute.

(b) The parties hereto agree that no further compensation shall be sought by Consultant for any services rendered to SCI, and Consultant has no claims in law or equity for any sum of money due it by SCI.

2.2	Expenses

	Consultant has borne all its own expenses in providing the services herein, and the parties hereto agree that no further claim may be made by Consultant for expenses incurred in the execution of Consultant's duties.

2.3	Termination

(a)	This Agreement is terminated forthwith, and, except for the fee mentioned herein, SCI owes no further obligation to Consultant.

ARTICLE THREE

MISCELLANEOUS

3.1	All notices, demands or other written communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

        TO CONSULTANT: Marc Sporn, 6638 Grande Orchid Way, Delray Beach, Florida 33446;

and

        TO SCI: Salient Cybertech, Inc., 1999 Lincoln Drive, Suite 202, Sarasota, Florida 34236

in each case, with copies to such other address or to such other persons as any Party shall designate to the others for such purposes in the manner herein above set forth.

3.2	Time shall be of the essence in this Agreement.

3.3	This Agreement may be executed in one or more counterparts, each of which when so executed shall constitute an original and all of which together shall constitute one and the same agreement.

3.4	This Agreement, constitutes the entire agreement between the parties hereto. There are not and shall not be any verbal statements, representations, warranties, undertakings or agreements between the parties and this Agreement may not be amended or modified in any respect except by written instrument signed by the parties hereto.

3.5	This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York. Any and all disputes arising under this Agreement whether as to interpretation, performance or otherwise, shall be subject to the exclusive jurisdiction of the Courts of the State of New York. Each of the parties hereto hereby irrevocably attorns to the jurisdiction of the Courts of the State of New York.

3.6	The parties hereto shall sign such further and other papers, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and do or cause to be done all such other acts and things as may be necessary or desirable in order to give full force and effect to this Agreement and every part thereof.

3.7	The headings used herein are inserted for convenience of reference only and shall not affect the construction of, or interpretation of, this Agreement.

3.8	In the event that any Article or section of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of the provisions hereof, but such part shall be fully severable, and this Agreement shall be construed and enforced as if such invalid or unenforceable part had never been inserted herein and the parties do hereby agree that they would have signed this Agreement without such invalid or unenforceable part included herein.

3.9	In this Agreement words importing the singular number only shall include the plural and vice versa; and words importing the masculine gender shall include the feminine and vice versa.

3.10	This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal personal representatives, successors and permitted assigns.

3.11	Where the date for the expiry of any time period or for the closing of any thing hereunder expires or falls upon a day which is not a Business Day, the time so limited extends to and the thing shall be done on the day next following that is a Business Day.

3.12	Except as defined herein, the original Agreement shall be the governing document between the parties hereto, and, in the event there is any inconsistency between this amendment and the original Agreement, this amendment shall be held to govern the relationship among the parties hereto.

		IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first above written.

SIGNED, SEALED AND DELIVERED            )
               in the presence of
                                        )       //Paul Sloan//_______________
                                        )       	 SALIENT CYBERTECH, INC.
                                        )         per: Paul Sloan, CEO
					                                   )
					                                   )	      //Marc Sporn//
                                        )         Marc Sporn
				                                   	)
				                                   	)      	//Alan Sporn//
                                        )         Alan Sporn
					                                   )
				                                   	)      	//C. K. Tam//
                                        )         C. K. Tam
                                   					)
					                                   )      	//William Weisman//
                                        )         William Weisman